SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                November 15, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                                TheNETdigest.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                   Delaware                            38-2655325
          ---------------------------           -------------------------
         (State or other jurisdiction                 (IRS Employer
               of incorporation)                   Identification No.)

                                     1-13886
                            ------------------------
                            (Commission File Number)

                             4950 West Prospect Road
                                Fort Lauderdale
                                 Florida 33309
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               (Address of principal executive offices (zip code))

                                   1-954 745 8277
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              (Registrant's telephone number, including area code)

ITEM 5.  Other Events.

         We filed with the Secretary of the State of Delaware a Certificate of Amendment to our Certificate of Incorporation to change our name to theNETdigest.com, Inc. and increasing the number of authorized Common Stock to fifty million (50,000,000) and the number of Preferred Stock to five million (5,000,000), both with a par value of $0.001 per share. The new CUSIP number for the Common Stock is 88 336 N 109 and the new stock symbol is NETD.

Attached hereto is a press release dated November 15, 2000 with respect to this matter.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SIGNATURES


                                                     TheNETdigest.com, Inc.


                                                     By: /s/ Steven Adelstein
                                                     ---------------------------
                                                     Steven Adelstein
                                                     President

November 17, 2000

                          CAM Designs Inc. Changes Name
                            to theNETdigest.com, Inc.
                        Elects New Officers and Directors



FORT LAUDERDALE - (BUSINESS WIRE) - November 15, 2000

CAM Designs Inc. (NQBEQS "Pink Sheets": formerly FRTX) announced today its corporate name has changed to theNETdigest.com, Inc. (NET) having a new stock symbol of "NETD" and has relocated its corporate headquarters to 4950 West Prospect Road, Fort Lauderdale, FL 33309.

As previously announced, CAM has acquired NET in an exchange of common shares. TheNETdigest.com, Inc. based in Fort Lauderdale, Florida and CAM Designs Inc. will leverage their combined strengths and synergies to produce premium informational health and lifestyle websites.

On November 10, 2000, a new Board of Directors and Officers were elected including Robert Hussey, Chairman of the Board; Dr. Howard Storfer (Board member and Executive Vice President); Steven Adelstein (Board member and President); Gus Guilbert, Jr. (Board member and Secretary); Franz Skryanz (Board member); and Geoff Taylor (Board member).

NET (www.theNETdigest.com), a quality Internet publishing company, is developing state-of-the-art informational websites for the end user on focused subject matters. The first focused, in-depth website currently under construction is www.theDIABETICdigest.com. The site will be available to the user in English, Spanish and Portuguese. Research has demonstrated a strong market need for a concentration of information on this serious disease. This site will offer an Advisory Board consisting of prominent professionals in the industry, news articles added daily and archived for future reference, up-to-date product information and a healthcare provider database listing diabetic specialists throughout the Country. Each article will by summarized by a brief paragraph explaining its content so both patients and providers can access the archives seeking specific articles and information. With a glossary, bulletin board and chat room, this site will provide the resources and feedback diabetics, their families and friends require in one website. The content is reputable, current and entertaining, presented in an easy to understand format.

This site will feature a large section devoted specifically to Juvenile Diabetes, with the newest information on research and activities for the parents and physicians of children with diabetes. TheDIABETICdigest.com will also include a complete section for children called the KidZone. Focusing on the needs and concerns of children afflicted with diabetes, this section will contain most of the information found on our main site, but written in a language children can easily understand. It will contain its own glossary, articles and feature a chat room for kids with diabetes to interact with each other. Bold bright graphics, pictures and fun news items will entertain the children as they learn to take better care of themselves. The section will soon feature its own original animated theater-quality movie short and comic book including characters and merchandising.

TheDIABETICdigest.com will be represented by spokesperson Michelle McGann, a professional golfer on the LPGA tour. Michelle was diagnosed as a diabetic at the age of 13 and is a role model for many younger diabetics.

The Company's business model of focused subject news and information, distinguishes it from other web based publishing and informational sites. TheDIABETICdigest.com has a search engine designed by the company that helps facilitate the user in locating only requested information and provides a means for the retrieval of their information at a later time. By generating revenues from their Pharmaceutical sponsors, the company can direct it's resources away from traditional selling, and focus on editing and updating the sites content on a daily basis which assures it's users the most current and relevant data.

Dr. Howard Storfer, Executive Vice President of NET stated "we have made significant progress in developing the finest informational website on diabetes. Since being diagnosed as a diabetic myself, the vision was to develop a comprehensive and up to date diabetic informational website, including the most recent articles on the subject, having a summary paragraph on each, together with exercise videos, recipes and a healthcare provider database. All of this on one website location has been accomplished." Dr. Storfer continued, "We are pursuing an aggressive growth strategy in developing other websites through discretionary marketing and initiatives."

NET owns intellectual properties in excess of 170 Internet domain names and plans to introduce in 1st Qtr. 2001 additional sites for Arthritis
(theARTHRITISdigest.com) and Vitamins (theVITAMINdigest.com). Each of these websites is intended to develop and maintain state of the art informational data for the end user.

For further information, visit the Company online at www.theNETdigest.com.

Please Note: "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding theNETdigest.com's business that are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the Company's (Commission File No. 1-13886) Annual Report on Form 10-K, filed August 30, 2000, for the year-ended May 31, 2000 (and the amendment thereto), as well as the discussions contained in its Quarterly Report on Form 10-QSB, filed October 16, 2000 for the quarter ended August 31, 2000, and any subsequent SEC filings.

FOR CONTACT INFORMATION
LONDON MANHATTAN LIMITED
TEL/FAX:     (212) 656 1129
EMAIL:    LondonManhattan@aol.com